UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 31, 2019

FALCONSTOR SOFTWARE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-23970	77-0216135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Brazos Street, Suite 400, Austin, Texas		78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 631-777-5188

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unrestricted Sale of Equity Securities.

As previously disclosed in prior public filings of FalconStor Software, Inc. (the “Company”), it has been the intention of the Company to grant to its employees up to 20% of the Company’s equity on a fully diluted basis. In furtherance of this intent, following approval by the Company’s Compensation Committee, on May 31, 2019 the Company issued an aggregate of 125,115,405 restricted shares (the “Restricted Shares”) of the Company’s Common Stock, par value $.001 per share (the “Common Stock”). When such amount is added to the Company’s 588,773,272 shares of outstanding Common Stock, the 125,115,405 Restricted Shares constitute approximately 17.5% of the Company’s outstanding Common Stock. The Company also has reserved shares for the issuance of Common Stock upon conversion of Series A Convertible Preferred Stock (the “Series A Preferred Stock”).

The Restricted Shares generally vest as follows: 2.5% vested immediately upon grant on May 31, 2019 (the "Grant Date"); 2.5% shall vest on the first anniversary of the Grant Date; 2.5% shall vest on the second anniversary of the Grant Date; 2.5% shall vest on the third anniversary of the Grant Date; 45% shall vest based on the return of invested capital in accordance with the terms of the Restricted Stock Agreement between the Company and the grantee; and 45% shall vest upon a change of control of the Company.

The recipients of the Restricted Shares include Todd Brooks, President and Chief Executive Officer and a Director (73,597,297 Restricted Shares), Brad Wolfe, Executive Vice President and Chief Financial Officer (7,359,730 Restricted Shares) and Michael Kelly, William Miller and Barry Rudolph, each a Director of the Company (4,415,838 Restricted Shares).

The Restricted Shares were issued pursuant to the exemption contained in Section 4(2) of the Securities Act of 1933, as amended.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth above in Item 3.02 of this report is hereby incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Form of Restricted Stock Agreement between the Company and the Recipient of Restricted Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2019	FALCONSTOR SOFTWARE, INC.

	By:	/s/ Brad Wolfe
		Name:	Brad Wolfe
		Title:	Executive Vice President, Chief Financial Officer and Treasurer